                                   VAN KAMPEN
                             U.S. REAL ESTATE FUND

                      DISTRIBUTED BY VAN KAMPEN FUNDS INC.

                               SEMI-ANNUAL REPORT
                               DECEMBER 31, 1998

                        VAN KAMPEN U.S. REAL ESTATE FUND
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Letter to Shareholders................................................     1
Investment Overview...................................................     3
Portfolio of Investments..............................................     6
Statement of Assets and Liabilities...................................     8
Statement of Operations...............................................     9
Statement of Changes in Net Assets....................................    10
Financial Highlights..................................................    11
Notes to Financial Statements.........................................    12

MSRE SAR 2/99

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

January 20, 1999

Dear Shareholder,

The past decade has been a remarkable time for investors. Together, we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.

To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning and brand development.

Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW

Despite a stormy year in the global economy, the United States ended 1998 with only a moderate slowdown in growth. The nation's gross domestic product, a measure of economic health, grew 3.9 percent during the year, matching 1997's growth rate and indicating that our nation's economy remains strong. A continuation of low inflation--only a 1.6 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and kept inflation-adjusted interest rates attractive.

Although the year ended on a positive note, the economic environment was quite unsettled in the third quarter, with the Asian financial crisis contributing to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during this period. With instability as a backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-company stocks and government bonds.

In the last few months of the year the global financial situation improved in conjunction with the Federal Reserve's interest rate decreases. In response to declining corporate profits and mounting international concerns, the Fed lowered interest rates three times, with 0.25 percent cuts in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing. Dozens of foreign central banks also reduced interest rates in an effort to stimulate their economies. These actions gave a boost to investor confidence and encouraged a return to a more diversified range of investments in the last few months of the year.

MARKET REVIEW

Despite bouts of volatility, the stock market experienced impressive returns during 1998. Large-company stocks were responsible for much of this as investors favored the perceived stability of established, high-quality companies. The Dow Jones Industrial Average rose more than 16 percent during the year and hit a record high of 9374 in November before falling back to more moderate levels. Technology companies generally fared well during the year, with the technology-heavy Nasdaq composite index up almost 40 percent for the year. On the other hand, commodity-based stocks--especially those of oil companies-- suffered from declining commodity prices. Small-company stocks also significantly underperformed the rest of the market, with the Russell 2000 Stock Index actually losing 3.45 percent during the 12-month period.

OUTLOOK

Our outlook for the domestic economy is positive, and we anticipate continued low inflation and healthy economic growth. However, the aftereffects of the global economic slowdown may continue to put pressure on corporate earnings in the first half of the year. Internationally, we anticipate that low interest rates and declining inflation will lead to improvements in troubled areas such as Asia and Latin America. With the successful launch of the euro, the new European transnational currency, we believe that many foreign markets will become increasingly attractive in 1999.

In the long term, we are optimistic that the stock market will continue its record growth, although we could experience additional volatility in the months ahead if concerns about high stock valuations and increasing earnings pressure become more pronounced. Combined with growing questions about corporate and government reactions to the Year 2000 computer problem, we could see an increasingly cautious market by mid-year.

                                                              ------------------
                                                                    1

                             LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

Additional details about your fund, including an investment overview section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

        [SIG]                                          [SIG]

Richard F. Powers III                                  Dennis J. McDonnell
Chairman                                               President
Van Kampen Investment Advisory Corp.                   Van Kampen Investment Advisory Corp.

--------------

                                  (UNAUDITED)

                                   VAN KAMPEN
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
                                  (UNAUDITED)

THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE FUND'S FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Diversified                 11.1%
Health Care                  1.5%
Land                         0.3%
Lodging/Resorts              4.9%
Office/Industrial           27.8%
Residential                 29.9%
Retail                      18.4%
Self Storage                 4.8%
Short-Term Investment        0.4%
Other                        0.9%

                                                 TOTAL RETURNS**
                          -------------------------------------------------------------
                                                                       AVERAGE ANNUAL
                             SIX MONTHS             ONE YEAR           SINCE INCEPTION
                          -----------------     -----------------     -----------------
                           WITH      WITHOUT     WITH      WITHOUT     WITH      WITHOUT
                          SALES      SALES      SALES      SALES      SALES      SALES
                          CHARGE*    CHARGE     CHARGE*    CHARGE     CHARGE*    CHARGE
---------------------------------------------------------------------------------------
Class A Shares            -12.40%    -7.07%     -16.68%    -11.61%    11.81%     14.31%
---------------------------------------------------------------------------------------
Class B Shares            -11.73%    -7.37%     -16.46%    -12.41%    12.44%     13.36%
---------------------------------------------------------------------------------------
Class C Shares            -8.30%     -7.43%     -13.27%    -12.46%    13.34%     13.34%
---------------------------------------------------------------------------------------
NAREIT Equity REIT
Index                       N/A      -13.13%      N/A      -17.50%      N/A       9.80%
---------------------------------------------------------------------------------------

 * The returns above are calculated using the applicable sales charge for Class A shares and the applicable deferred sales charge for Class B and Class C shares.
** Total returns for the Fund reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would be lower.
THE NAREIT EQUITY REIT INDEX IS AN UNMANAGED MARKET WEIGHTED INDEX OF TAX QUALIFIED REITS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, AND THE NASDAQ NATIONAL MARKET SYSTEM, INCLUDING DIVIDENDS.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                   PERCENT OF
ISSUER                              INDUSTRY       NET ASSETS
------------------------------  -----------------  ----------
Chateau Communities, Inc. REIT     Residential        5.6%
Arden Realty Group, Inc.        Office/Industrial     4.7%
Taubman Center, Inc. REIT            Retail           4.6%
Brookfield Properties Corp.     Office/Industrial     4.2%
Avalonbay Communities, Inc.        Residential        4.1%
 REIT

TOP FIVE SECTORS
                                         PERCENT
                                            OF
                                VALUE      NET
SECTOR                          (000)     ASSETS
----------------------------  ---------  --------
Residential                      $9,807     29.9%
Office/Industrial                 9,123     27.8%
Retail                            6,010     18.4%
Diversified                       3,650     11.1%
Lodging/Resorts                   1,594      4.9%

The investment objective of the Van Kampen U.S. Real Estate Fund is to seek to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

PERFORMANCE

The Fund posted a total return of -7.07 percent (Class A shares at net asset value) for the six-month period ended December 31, 1998. This performance compares favorably to the total return of the NAREIT (National Association of Real Estate Investment Trusts) Equity REIT Index of -13.13 percent over the same period. The NAREIT Equity REIT Index is an unmanaged index that reflects the performance of a broad range of equity REITs of all property types. By comparison, the Standard & Poor's 500 Index registered a total return of 9.22 percent in the six months ended December 31, 1998. The S&P 500 Index is a broad-based, unmanaged index that reflects the general performance of the stock market. Keep in mind that these indices are unmanaged statistical composites that do not reflect any commissions or fees that would be incurred by an investor purchasing the securities they represent.

MARKET REVIEW

In your June report, we explained that the first six months of 1998 presented a series of challenges to REIT investors. A strong U.S. equity market and continued price weakness in the REIT market siphoned attention away from real estate investments, as was reflected in the declining NAREIT

                                                              ------------------
                                                                    3

                                   VAN KAMPEN
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
(CONT.)
                                  (UNAUDITED)

Equity REIT Index. Unfortunately, there was little good news to be found in the third quarter of the year, as real estate securities submitted their worst three-month return in almost a decade. The fourth quarter was tame by comparison, as the NAREIT Equity REIT Index posted a loss of approximately 2.5 percent for the last three months of the year. However, real estate investors had difficulty enjoying this relative calm, as the dramatic gains in the broad equity markets during the quarter underscored the REIT market's underperformance.

For the year, the NAREIT Index declined 17.50 percent, marking the worst year for real estate securities in recent history. By comparison, the Russell 2000 Stock Index of small-capitalization stocks ended the year down approximately 2 percent, while the Standard & Poor's 500-Stock Index reached new highs and returned more than 20 percent for an unprecedented fourth consecutive year. As a result of the REIT market's underperformance, we remain in a valuation cycle in which it is cheaper for investors to buy real estate assets on Wall Street (through the ownership of securities) than on Main Street (through the direct ownership of assets).

REIT MARKET REVIEW

In the REIT market, perhaps the most troubling aspect of 1998's second half was the constant stream of highly publicized, negative news from some of the most prominent REITs. The media spotlighted two large REITs that announced restructurings following unsuccessful growth plans. We believe these announcements served to deter nondedicated investors from real estate securities. First, Patriot American announced the sale of nonstrategic hotel assets, the hiring of financial advisors to explore all strategic alternatives, and, by year-end, the issuance of convertible preferred stock. The stock fell from a 52-week high of $32 to $7 per share at the end of the reporting period. In addition, Patriot decided to suspend their dividend payment for the quarter. Then, Meditrust announced a restructuring that included selling noncore assets and splitting the company into two separate units, and subsequently elected to reduce its dividend payment.

Another high-flying real estate stock badly damaged in the fourth quarter was Security Capital Group, which declined from a high of $32 to $13 per share. Although this company is not structured as a REIT, it is a large real estate company that was heavily marketed to pension funds and nondedicated or general real estate investors.

As we have discussed in the past, our portfolio management style is value-oriented and opportunistic. As a result, we took the opportunity of price declines in each of these stocks to add them to the portfolio.

STRATEGY

We continued to shape the portfolio with companies that offer attractive fundamental valuations relative to their underlying real estate value. Given the expected deterioration in real estate property prices and the potential slowdown in the demand for real estate, we shifted the portfolio to be modestly more defensive in the third quarter. We increased our weighting in less volatile sectors, such as residential housing (both apartments and manufactured home communities), and maintained an underweighting to more volatile sectors, such as hotels (which feature daily repricing of rents).

Following this relatively dramatic defensive shift in the third quarter, we moved toward a more opportunistic approach in the fourth quarter. This was evidenced in the purchase of a number of large-capitalization companies that had fallen into disfavor with investors as a result of negative announcements. We once again took advantage of a weak market and price declines to add a number of what we believe are the most talented companies in the REIT universe to the portfolio, including Simon Property Group and Apartment and Investment Management.

-----------------------
           4

                                   VAN KAMPEN
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
(CONT.)
                                  (UNAUDITED)

OUTLOOK

After monitoring third-quarter earnings reported for the REITs, it is our observation that the property market continues to perform well and that internal growth is coming in better than expected, which has helped offset the slower pace of external earnings growth. As a result, most companies are meeting analysts' expectations. However, analysts may have to lower their earnings estimates for 1999 due to the potential slowing of internal growth and the continued decline in external acquisition-oriented sources. Even with reduced estimates, earnings growth for 1999 is estimated at 10 percent.

The demand side of the equation, which takes its cue from the direction of the economy, has become the most debated topic in the real estate market. Although there is no current evidence of a slowdown in absorption, demand for real estate space will obviously be affected by GDP growth and business and consumer confidence. The difficulties in the capital markets, by comparison, create quite favorable news from the supply side of the equation. Developers should complete existing developments but may not be able to arrange financing for new developments. If the current market environment persists, when the supply pipeline is complete and as long as demand is positive, we should continue to have favorable real estate fundamentals.

FUND MERGER

On October 23, 1997, the Board of Directors approved the merger of the Fund into the Van Kampen Real Estate Securities Fund through a tax-free reorganization subject to shareholder approval. Fund shareholders approved the merger on February 4, 1999. The merger is scheduled to take place on February 19, 1999.

Theodore R. Bigman
PORTFOLIO MANAGER

                                                              ------------------

                                   VAN KAMPEN
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                   VALUE
     SHARES                                                        (000)
------------------------------------------------------------------------

COMMON STOCKS (97.3%)
  DIVERSIFIED (11.1%)
     34,600   Crescent Real Estate Equities Co. REIT...........  $   796
     45,800   Pacific Gulf Properties, Inc. REIT...............      919
     27,300   Pennsylvania REIT................................      531
  (a)28,900   Security Capital Group, Inc. 'B'.................      392
     11,300   Vornado Realty Trust.............................      381
  (a)61,151   Wellsford Properties, Inc........................      631
                                                                 -------
                                                                   3,650
                                                                 -------
  HEALTH CARE (1.5%)
     29,800   Meditrust Companies REIT.........................      451
      1,700   OMEGA Healthcare Investors, Inc. REIT............       51
                                                                 -------
                                                                     502
                                                                 -------
  LAND (0.1%)
     45,224   Atlantic Gulf Communities Corp...................       34
                                                                 -------
  LODGING/RESORTS (4.9%)
  (a)14,000   Candlewood Hotel Co., Inc........................       74
   (a)2,530   Crestline Capital Corp. REIT.....................       37
     25,300   Host Marriott Corp...............................      349
  (a)12,100   John Q. Hammons Hotels, Inc......................       45
     54,300   Patriot American Hospitality, Inc. REIT..........      326
     33,651   Starwood Lodging Trust REIT......................      763
                                                                 -------
                                                                   1,594
                                                                 -------
  OFFICE/INDUSTRIAL (27.2%)
    INDUSTRIAL (2.1%)
      1,100   Meridian Industrial Trust REIT...................       26
     44,200   Prime Group Realty Trust.........................      669
                                                                 -------
                                                                     695
                                                                 -------
    OFFICE/INDUSTRIAL MIXED (2.8%)
      6,100   Bedford Property Investors, Inc. REIT............      103
      2,500   Boston Properties, Inc. REIT.....................       76
     27,167   PS Business Parks, Inc. 'A' REIT.................      649
      3,000   Spieker Properties, Inc. REIT....................      103
                                                                 -------
                                                                     931
                                                                 -------
    OFFICE (22.3%)
     65,800   Arden Realty Group, Inc..........................    1,526
(a,c)37,100   Beacon Capital Partners, Inc.....................      742
     45,066   Brandywine Realty Trust REIT.....................      805
     97,400   Brookfield Properties Corp.......................    1,191
     27,800   CarrAmerica Realty Corp. REIT....................      667
        400   Cornerstone Properties, Inc. REIT................        6
     47,506   Equity Office Properties Trust REIT..............    1,140
     54,600   Great Lakes, Inc. REIT...........................      857
      4,300   Mack-Cali Realty Corp............................      133
     11,000   SL Green Realty Corp.............................      238
                                                                 -------
                                                                   7,305
                                                                 -------
TOTAL OFFICE/INDUSTRIAL........................................    8,931
                                                                 -------
RESIDENTIAL (29.9%)
    APARTMENTS (22.2%)
     21,000   Apartment Investment & Management Co. REIT.......      781
     46,532   Archstone Communities Trust REIT.................      942
     38,900   Avalonbay Communities, Inc. REIT.................    1,332
     10,700   Amli Residential Properties Trust REIT...........      238
     22,700   Charles E. Smith Residential Realty, Inc.........      729

                                                                   VALUE
     SHARES                                                        (000)
------------------------------------------------------------------------
     26,378   Equity Residential Properties Trust..............  $ 1,067
     36,100   Essex Property Trust, Inc. REIT..................    1,074
     24,200   Irvine Apartment Communities, Inc. REIT..........      771
   (a)2,630   Merry Land Properties, Inc.......................       10
     18,800   Summit Properties, Inc. REIT.....................      324
                                                                 -------
                                                                   7,268
                                                                 -------
    MANUFACTURED HOMES (7.7%)
     62,748   Chateau Communities, Inc. REIT...................    1,839
      8,900   Manufactured Home Communities, Inc. REIT.........      223
     13,700   Sun Communities, Inc.............................      477
                                                                 -------
                                                                   2,539
                                                                 -------
TOTAL RESIDENTIAL..............................................    9,807
                                                                 -------
RETAIL (17.8%)
    REGIONAL MALLS (8.1%)
        900   Philips International Realty Trust REIT..........       14
     15,300   Simon Property Group, Inc. REIT..................      436
    110,500   Taubman Center, Inc. REIT........................    1,519
     21,100   Urban Shopping Centers, Inc. REIT................      691
                                                                 -------
                                                                   2,660
                                                                 -------
  STRIP CENTERS (9.7%)
   (a)5,000   Acadia Realty Trust REIT.........................       26
     91,600   Burnham Pacific Property Trust REIT..............    1,105
     51,400   Federal Realty Investment Trust REIT.............    1,214
      4,700   First Washington Realty Trust, Inc...............      111
     21,200   Pan Pacific Retail Properties, Inc. REIT.........      423
        200   Ramco-Gershenson Properties Trust REIT...........        3
     12,500   Regency Realty Corp. REIT........................      278
                                                                 -------
                                                                   3,160
                                                                 -------
TOTAL RETAIL...................................................    5,820
                                                                 -------
SELF STORAGE (4.8%)
     28,400   Public Storage, Inc. REIT........................      769
     16,400   Storage Trust Realty REIT........................      383
     16,000   Shurgard Storage Centers, Inc. 'A' REIT..........      413
                                                                 -------
TOTAL SELF STORAGE.............................................    1,565
                                                                 -------
TOTAL COMMON STOCKS (COST $33,340).............................   31,903
                                                                 -------
PREFERRED STOCKS (0.8%)
    LAND (0.2%)
 (a,c)5,829   Atlantic Gulf Communities Corp...................       30
 (a,c)8,207   Atlantic Gulf Communities Corp...................       42
                                                                 -------
                                                                      72
                                                                 -------
RETAIL (0.6%)
    STRIP CENTER (0.6%)
      6,400   First Washington Realty Trust, Inc. 'A'..........      190
                                                                 -------
TOTAL PREFERRED STOCKS (COST $321).............................      262
                                                                 -------

       FACE
     AMOUNT
      (000)
-----------

CONVERTIBLE BONDS (0.6%)
  OFFICE/INDUSTRIAL (0.6%)
$       224   Brookfield Properties Corp. 6.00%, 2/14/07 (COST
                $173)..........................................      192
                                                                 -------

--------------
           6
    The accompanying notes are an integral part of the financial statements.

                                   VAN KAMPEN
                             U.S. REAL ESTATE FUND

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS   (CONT.)
                               DECEMBER 31, 1998
                                  (UNAUDITED)

     NO. OF                                                        VALUE
   WARRANTS                                                        (000)
------------------------------------------------------------------------

WARRANTS (0.0%)
  LAND (0.0%)
 (a,b)9,609   Atlantic Gulf Communities Corp., Class A,
                expiring 6/23/04...............................  $     4
 (a,b)9,609   Atlantic Gulf Communities Corp., Class B,
                expiring 6/23/04...............................        4
 (a,b)9,609   Atlantic Gulf Communities Corp., Class C,
                expiring 6/23/04...............................        4
                                                                 -------
TOTAL WARRANTS (COST $0).......................................       12
                                                                 -------

       FACE
     AMOUNT                                                        VALUE
      (000)                                                        (000)
------------------------------------------------------------------------

SHORT-TERM INVESTMENT (0.4%)
  REPURCHASE AGREEMENT (0.4%)
$       136   Chase Securities, Inc., 4.45%, dated 12/31/98,
                due 1/4/99, to be repurchased at $136,
                collateralized by $100 U.S. Treasury Bonds,
                10.375%, due 11/15/12, valued at $140
                (COST $136)....................................  $   136
                                                                 -------
TOTAL INVESTMENTS (99.1%) (COST $33,970).......................   32,505
OTHER ASSETS IN EXCESS OF LIABILITIES (0.9%)...................      297
                                                                 -------
NET ASSET (100%)...............................................  $32,802
                                                                 -------
                                                                 -------

---------------

(a)   --  Non-income producing security
(b)   --  Security valued at fair value--see note A-1 to financial statements.
(c) -- Restricted as to public resale. Total value of restricted securities at December 31,1998 was $814,000 or 2.48% of net assets (Total cost $882,000).
REIT  --  Real Estate Investment Trust

                                                         -----------------------
                                                                    7
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN U.S. REAL ESTATE FUND
                      STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                               DECEMBER 31, 1998
                                  (UNAUDITED)

                                         (000)
----------------------------------------------
ASSETS:
  Investments in Securities, at Value
    (Investments at Cost $33,970)      $32,505
  Receivable for:
  Dividends and Interest                   291
    Investments Sold                       227
    Fund Shares Sold                        19
  Deferred Organizational Costs             11
  Receivable from Investment Adviser         3
                                       -------
    Total Assets                        33,056
                                       -------
LIABILITIES:
  Payable for:
    Fund Shares Redeemed                   135
    Custody Fees                            40
    Distribution Fees                       34
    Professional Fees                       12
    Transfer Agent Fees                      8
    Shareholder Reporting Expenses           7
    Administrative Fees                      7
    Directors' Fees and Expenses             4
  Other                                      7
                                       -------
  Total Liabilities                        254
                                       -------
  NET ASSETS                           $32,802
                                       -------
                                       -------
NET ASSETS CONSIST OF:
  Capital Stock at Par                 $    36
  Paid in Capital in Excess of Par      35,971
  Undistributed Net Investment Income       59
  Accumulated Net Realized Loss         (1,799)
  Unrealized Depreciation on
    Investments                         (1,465)
                                       -------
NET ASSETS                             $32,802
                                       -------
                                       -------
CLASS A SHARES:
  Net Assets                           $15,127
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                       1,110
  Net Asset Value and Redemption
    Price Per Share (Based on Net
    Assets of $15,127,312 and
    1,109,987 Shares Outstanding)      $ 13.63
                                       -------
                                       -------
  Maximum Sales Charge                   5.75%

  Maximum Offering Price Per Share
    (Net Asset Value Per Share x 100
    / (100 - maximum sales charge))    $ 14.46
                                       -------
                                       -------
CLASS B SHARES:
  Net Assets                           $14,296
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                       1,055
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $14,296,076 and 1,054,829 Shares
    Outstanding)*                      $ 13.55
                                       -------
                                       -------
CLASS C SHARES:
  Net Assets                           $ 3,379
  Shares Issued and Outstanding
    ($.001 par value) (Authorized
    2,625,000,000)                         249
  Net Asset Value and Offering Price
    Per Share (Based on Net Assets of
    $3,378,423 and 249,295 Shares
    Outstanding)*                      $ 13.55
                                       -------
                                       -------

---------------

  *  Redemption price may be subject to a contingent deferred sales charge.

------------------
           8
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN U.S. REAL ESTATE FUND
                            STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                       SIX MONTHS ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                                                           (000)
----------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                            $                     702
  Interest                                                    29
  Less Foreign Taxes Withheld                                 (1)
                                                         -------
   Total Income                                              730
                                                         -------
EXPENSES:
  Investment Advisory Fees                                   168
    Less: Fees Waived                                        (89)
                                                         -------
  Net Investment Advisory Fees                                79
  Distribution Fees
    Class A                                                   19
    Class B                                                   73
    Class C                                                   18
  Administrative Fees                                         44
  Custodian Fees                                              30
  Shareholder Reports                                         21
  Professional Fees                                           13
  Transfer Agent Fees                                         10
  Directors' Fees and Expenses                                 1
  Other                                                       21
                                                         -------
   Net Expenses                                              329
                                                         -------
Net Investment Income                                        401
                                                         -------
NET REALIZED LOSS ON:
  Investments                                             (1,469)
                                                         -------
CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
  Investments                                             (1,614)
                                                         -------
Net Realized Loss and Change in
  Unrealized
  Appreciation/Depreciation                               (3,083)
                                                         -------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                      $                  (2,682)
                                                         -------
                                                         -------

                                                         -----------------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN U.S. REAL ESTATE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                      SIX MONTHS ENDED
                                                     DECMEBER 31, 1998       YEAR ENDED
                                                           (UNAUDITED)    JUNE 30, 1998
                                                                 (000)            (000)
---------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                    $       401         $    925
  Net Realized Gain (Loss)                                      (1,469)           2,646
  Change in Unrealized Appreciation /Depreciation               (1,614)          (1,683)
                                                              --------  ---------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                             (2,682)           1,888
                                                              --------  ---------------
DISTRIBUTIONS:
  Net Investment Income:
  Class A                                                         (175)            (558)
  Class B                                                         (138)            (328)
  Class C                                                          (33)             (94)
  In Excess of Net Investment Income:
  Class A                                                           --              (52)
  Class B                                                           --              (30)
  Class C                                                           --               (9)
                                                              --------  ---------------
                                                                  (346)          (1,071)
                                                              --------  ---------------
  Net Realized Gain:
  Class A                                                         (741)          (1,796)
  Class B                                                         (722)          (1,083)
  Class C                                                         (172)            (334)
                                                              --------  ---------------
                                                                (1,635)          (3,213)
                                                              --------  ---------------
  Net Decrease in Net Assets Resulting from
    Distributions                                               (1,981)          (4,284)
                                                              --------  ---------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                     5,745           28,564
  Distributions Reinvested                                       1,771            3,942
  Redeemed                                                      (6,308)         (18,169)
                                                              --------  ---------------
  Net Increase in Net Assets Resulting from
    Capital Share Transactions                                   1,208           14,337
                                                              --------  ---------------
  Total Increase (Decrease) in Net Assets                       (3,455)          11,941
NET ASSETS--Beginning of Period                                 36,257           24,316
                                                              --------  ---------------
NET ASSETS--End of Period (Including undistributed
  net investment income of $59 and $4,
  respectively.)                                           $    32,802         $ 36,257
                                                              --------  ---------------
                                                              --------  ---------------
---------------------------------------------------------------------------------------
Capital Share Transactions:
(1) Class A:
   ---------------------
   Shares:
     Subscribed                                                    202              856
     Distributions Reinvested                                       64              140
     Redeemed                                                     (237)            (820)
                                                              --------  ---------------
   Net Increase in Class A Shares Outstanding                       29              176
                                                              --------  ---------------
                                                              --------  ---------------
   Dollars:
     Subscribed                                            $     2,859         $ 14,430
     Distributions Reinvested                                      869            2,255
     Redeemed                                                   (3,370)         (13,538)
                                                              --------  ---------------
   Net Increase                                            $       358         $  3,147
                                                              --------  ---------------
                                                              --------  ---------------
   Ending Paid in Capital                                  $    16,542         $ 16,184
                                                              --------  ---------------
                                                              --------  ---------------
   Class B:
   ---------------------
   Shares:
     Subscribed                                                    177              665
     Distributions Reinvested                                       53               80
     Redeemed                                                     (153)            (202)
                                                              --------  ---------------
   Net Increase in Class B Shares Outstanding                       77              543
                                                              --------  ---------------
                                                              --------  ---------------
   Dollars:
     Subscribed                                            $     2,579         $ 11,167
     Distributions Reinvested                                      716            1,279
     Redeemed                                                   (2,164)          (3,346)
                                                              --------  ---------------
   Net Increase                                            $     1,131         $  9,100
                                                              --------  ---------------
                                                              --------  ---------------
   Ending Paid in Capital                                  $    16,045         $ 14,914
                                                              --------  ---------------
                                                              --------  ---------------
   Class C:
   ---------------------
   Shares:
     Subscribed                                                     21              175
     Distributions Reinvested                                       14               25
     Redeemed                                                      (55)             (76)
                                                              --------  ---------------
   Net Increase (Decrease) in Class C Shares
     Outstanding                                                   (20)             124
                                                              --------  ---------------
                                                              --------  ---------------
   Dollars:
     Subscribed                                            $       307         $  2,967
     Distributions Reinvested                                      186              408
     Redeemed                                                     (774)          (1,285)
                                                              --------  ---------------
   Net Increase (Decrease)                                 $      (281)        $  2,090
                                                              --------  ---------------
                                                              --------  ---------------
   Ending Paid in Capital                                  $     3,420         $  3,701
                                                              --------  ---------------
                                                              --------  ---------------
---------------------------------------------------------------------------------------

--------------
          10
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN U.S. REAL ESTATE FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                                                CLASS B
                                                                                                     -----------------------------
                                                              CLASS A                                                       YEAR
                                   -------------------------------------------------------------                            ENDED
                                                             YEAR ENDED                                                     JUNE
                                    SIX MONTHS ENDED          JUNE 30,                                SIX MONTHS ENDED       30,
SELECTED PER SHARE DATA AND        DECEMBER 31, 1998     -------------------     MAY 1, 1996* TO     DECEMBER 31, 1998     -------
RATIOS                                   (UNAUDITED)       1998#        1997       JUNE 30, 1996           (UNAUDITED)       1998#
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                           $           15.61     $ 16.39     $ 12.52     $         12.00     $           15.54     $ 16.36
                                            --------     -------     -------             -------              --------     -------
INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income                         0.20        0.50        0.37                0.08                  0.15        0.39
  Net Realized and Unrealized
    Gain (Loss)                                (1.31)       0.88        4.03                0.48                 (1.30)       0.82
                                            --------     -------     -------             -------              --------     -------
  Total From Investment
    Operations                                 (1.11)       1.38        4.40                0.56                 (1.15)       1.21
                                            --------     -------     -------             -------              --------     -------
DISTRIBUTIONS:
  Net Investment Income                        (0.17)      (0.51)      (0.29)              (0.04)                (0.14)      (0.39)
  In Excess of Net Investment
    Income                                        --       (0.05)         --                  --                    --       (0.04)
  Net Realized Gain                            (0.70)      (1.60)      (0.24)                 --                 (0.70)      (1.60)
                                            --------     -------     -------             -------              --------     -------
  Total Distributions                          (0.87)      (2.16)      (0.53)              (0.04)                (0.84)      (2.03)
                                            --------     -------     -------             -------              --------     -------
NET ASSET VALUE, END OF PERIOD     $           13.63     $ 15.61     $ 16.39     $         12.52     $           13.55     $ 15.54
                                            --------     -------     -------             -------              --------     -------
                                            --------     -------     -------             -------              --------     -------
TOTAL RETURN (1)                               (7.07)%      8.27%      35.75%               4.63%                (7.37)%      7.23%
                                            --------     -------     -------             -------              --------     -------
                                            --------     -------     -------             -------              --------     -------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                          $          15,127     $16,873     $14,827     $         1,829     $          14,296     $15,197
Ratio of Expenses to Average
  Net Assets                                    1.55%**     1.55%       1.55%               1.55%**               2.30%**     2.30%
Ratio of Net Investment Income
  to Average Net Assets                         2.80%**     2.99%       2.33%               4.11%**               2.07%**     2.36%
Portfolio Turnover Rate                           45%        130%        143%                  0%                   45%        130%
----------------------------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income              $            0.04     $  0.09     $  0.16     $          0.08     $            0.04     $  0.09
Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                                      2.08%**     2.09%       2.51%               5.58%**               2.83%**     2.84%
  Net Investment Income (Loss)
    to Average Net Assets                       2.27%**     2.45%       1.36%               0.08%**               1.54%**     1.82%


                                                                                        CLASS C
                                                               ----------------------------------------------------------

                                                                                        YEAR ENDED
                                                                SIX MONTHS ENDED         JUNE 30,
SELECTED PER SHARE DATA AND                MAY 1, 1996* TO     DECEMBER 31, 1998     ----------------     MAY 1, 1996* TO

RATIOS                            1997       JUNE 30, 1996           (UNAUDITED)     1998#       1997       JUNE 30, 1996

------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                        $12.52     $         12.00     $           15.55     $16.36    $12.52     $         12.00

                                ------             -------               -------     -----     ------             -------

INCOME FROM INVESTMENT
  OPERATIONS
  Net Investment Income           0.15                0.07                  0.15      0.39       0.20                0.07

  Net Realized and Unrealized
    Gain (Loss)                   4.12                0.48                 (1.31)     0.83       4.07                0.48

                                ------             -------               -------     -----     ------             -------

  Total From Investment
    Operations                    4.27                0.55                 (1.16)     1.22       4.27                0.55

                                ------             -------               -------     -----     ------             -------

DISTRIBUTIONS:
  Net Investment Income          (0.19)              (0.03)                (0.14)    (0.39)     (0.19)              (0.03)

  In Excess of Net Investment
    Income                          --                  --                    --     (0.04)        --                  --

  Net Realized Gain              (0.24)                 --                 (0.70)    (1.60)     (0.24)                 --

                                ------             -------               -------     -----     ------             -------

  Total Distributions            (0.43)              (0.03)                (0.84)    (2.03)     (0.43)              (0.03)

                                ------             -------               -------     -----     ------             -------

NET ASSET VALUE, END OF PERIOD  $16.36     $         12.52     $           13.55     $15.55    $16.36     $         12.52

                                ------             -------               -------     -----     ------             -------

                                ------             -------               -------     -----     ------             -------

TOTAL RETURN (1)                 34.58%               4.54%                (7.43)%    7.20%     34.56%               4.54%

                                ------             -------               -------     -----     ------             -------

                                ------             -------               -------     -----     ------             -------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (000's)                       $7,120     $         2,197     $           3,379     $4,187    $2,369     $         1,782

Ratio of Expenses to Average
  Net Assets                      2.30%               2.30%**               2.30%**   2.30%      2.30%               2.30%**

Ratio of Net Investment Income
  to Average Net Assets           1.49%               3.35%**               1.99%**   2.31%      1.46%               3.39%**

Portfolio Turnover Rate            143%                  0%                   45%      130%       143%                  0%

----------------------------------------------------------------------------------------------------------------------------------

Effect of Voluntary Expense
  Limitation During the Period
  Per Share Benefit to Net
    Investment Income           $ 0.11     $          0.07     $            0.04     $0.09     $ 0.17     $          0.08

Ratios Before Expense
  Limitation:
  Expenses to Average Net
    Assets                        3.39%               6.34%**               2.83%**   2.83%      3.58%               6.32%**

  Net Investment Income (Loss)
    to Average Net Assets         0.39%              (0.69)%**              1.46%**   1.78%      0.16%              (0.63)%**


--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
(1) Total return is calculated exclusive of sales charges or deferred sales charges. Total returns for periods of less than one year are not annualized.
  # Net investment income and capital changes per share are based upon monthly average shares outstanding.

                                                         -----------------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                        VAN KAMPEN U.S. REAL ESTATE FUND
                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

Van Kampen U.S. Real Estate Fund (the "Fund") is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended. The Fund is a portfolio of Van Kampen Series Fund, Inc. The Fund commenced operations on May 1, 1996.

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. Class A shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A shares, the front-end sales charge may be waived and a contingent deferred sales charge of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B shares are sold with a contingent deferred sales charge on redemptions made within 5 years of purchase which declines annually from 5% for redemptions made in year one, down to 1.50% in year five. The contingent deferred sales charge is based on the lesser of the current market value of the shares redeemed or the total cost of such shares. Class B shares will automatically convert to Class A shares after the eighth year following purchase. Class C shares are sold with a contingent deferred sales charge of 1% for shares that are redeemed within one year of purchase, based on the lesser of the current market value of the shares redeemed or the total cost of such shares. All three classes of shares have identical voting, dividend, liquidation and other rights.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Fund's commencement of operations. Van Kampen Investments Inc. has agreed that in the event any of its initial shares in the Fund at its inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at the same time of redemption.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are

-----------------------
          12

                        VAN KAMPEN U.S. REAL ESTATE FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                         DECEMBER 31, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

allocated to each class of shares based upon their relative net assets. Distributions from the Fund are recorded on the ex-distribution date.

The Fund may own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of the cost of those securities.

The amount and the character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassification among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax basis differences, if any, are not included in ending undistributed (distributions in excess of) net investment income for the purpose of presenting net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Van Kampen Investment Advisory Corp., (the "Adviser") a wholly owned subsidiary of Van Kampen Investments Inc. (an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) and Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM" or a "Sub-Adviser") a wholly owned subsidiary of Morgan Stanley Dean Witter & Co., provide the Fund with investment advisory services at a fee paid monthly and calculated at the annual rates based on average daily net assets as indicated below. The Adviser has agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                             CLASS B
                                     CLASS A             AND CLASS C
                              MAX. OPERATING          MAX. OPERATING
ADVISORY FEE                   EXPENSE RATIO           EXPENSE RATIO
--------------------  ----------------------  ----------------------
1.00%...............               1.55%                   2.30%

C. ADMINISTRATOR: Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and The Chase Manhattan Bank ("Chase"), through its corporate affiliate Chase Global Funds Services Company ("CGFSC"), Chase provides certain administrative services to the Fund. Chase is compensated for such services by the Adviser from the fee it receives from the Fund. Transfer Agency services are provided to the Fund by Van Kampen Investor Services Inc., an affiliate of the Adviser.

D. DISTRIBUTOR: Van Kampen Funds Inc. the ("Distributor") a wholly owned subsidiary of Van Kampen Investments Inc., an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co., serves as the Distributor of the Fund's shares. The Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid quarterly, of an amount of up to 0.25% of the Class A shares and up to 1.00%, on an annualized basis, of the average daily net assets attributable to the Class B and Class C shares of the Fund.

The Distributor may receive a front end sales charge for purchases of Class A shares. In addition, the Distributor may receive a contingent deferred sales charge for certain redemptions of Class B and Class C shares of the Fund redeemed within one to five years following such purchase. For the six months ended December 31, 1998, the Distributor has advised the Fund that it earned initial sales charges of $3,796 for Class A shares and deferred sales charges of $54,478 and $1,497 for Class B shares and Class C shares, respectively.

E. CUSTODIAN: The Chase Manhattan Bank and its affiliates serve as custodian for the Fund. Prior to October 1, 1998, the Fund's assets held outside the United States were held by Morgan Stanley Trust Company ("MSTC"), a former affiliate of the Sub-Advisers. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. On October 1, 1998, the Chase Manhattan Bank purchased MSTC.

F. DIRECTORS' FEES: The Fund provides deferred compensation and retirement plans for its Directors who are not officers of Van Kampen. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Director's years of service to the Fund.

G. PURCHASES AND SALES: For the six months ended December 31, 1998, the Fund made purchases of approximately $15,669,000 and sales of approximately $14,507,000 of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

H. OTHER: At December 31, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Fund was:

                                                   NET
 COST            APPREC.   (DEPREC.)    (DEPRECIATION)
 (000)             (000)       (000)             (000)
-------          -------  ----------   ---------------
$33,970.. $          724  $  (2,189)   $       (1,465)

                                                              ------------------

                                VAN KAMPEN FUNDS

--------------------------------------------------------------------------------

EQUITY FUNDS
DOMESTIC

 Aggressive Equity

 Aggressive Growth

 American Value

 Comstock

 Emerging Growth

 Enterprise

 Equity Growth

 Equity Income

 Growth

 Growth and Income

 Harbor

 Pace

 Real Estate Securities

 Utility

 Value

INTERNATIONAL/GLOBAL

 Asian Growth

 Emerging Markets

 European Equity

 Global Equity

 Global Equity Allocation

 Global Franchise

 Global Managed Assets

 International Magnum

 Latin American

FIXED-INCOME FUNDS
INCOME

 Corporate Bond

 Global Fixed Income

 Global Government Securities

 Government Securities

 High Income Corporate Bond

 High Yield

 High Yield & Total Return

 Limited Maturity Government

 Short-Term Global Income

 Strategic Income

 U.S. Government

 U.S. Government Trust for Income

 Worldwide High Income

TAX EXEMPT INCOME

 California Insured Tax Free

 Florida Insured Tax Free Income

 High Yield Municipal

 Insured Tax Free Income

 Intermediate Term Municipal Income

 Municipal Income

 New York Tax Free Income

 Pennsylvania Tax Free Income

 Tax Free High Income

CAPITAL PRESERVATION

 Reserve

 Tax Free Money

SENIOR LOAN FUNDS

 Prime Rate Income Trust

 Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM -- to view a prospectus, select DOWNLOAD A PROSPECTUS

-  call us at 1-800-341-2911 weekdays
   from 7:00 a.m. to 7:00 p.m. Central time
   (Telecommunications Device for the Deaf
   users, call 1-800-421-2833)

-  e-mail us by visiting WWW.VANKAMPEN.COM
   and selecting CONTACT US.

                         YEAR 2000 READINESS DISCLOSURE
Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

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DIRECTORS

Wayne W. Whalen
CHAIRMAN OF THE BOARD
 Partner, Skadden, Arps, Slate, Meagher & Flom
 (Illinois)

J. Miles Branagan
 Private Investor; Formerly Chairman, Chief Executive Officer and President, MDT Corporation

Richard M. DeMartini
 President and Chief Operating Officer, Individual Asset
 Management Group, a division of Morgan Stanley Dean Witter & Co.

Linda Hutton Heagy
 Co-Managing Partner of Heldrick & Struggles

R. Craig Kennedy
 President and Director, German Marshall Fund of the United States

Jack E. Nelson
 President, Nelson Investment Planning Services, Inc.

Don G. Powell
 Chairman and Director,
 Van Kampen Investments Inc.

Phillip B. Rooney
 Vice Chairman and Director of The Servicemaster Company

Fernando Sisto
 Professor Emeritus Stevens Institute of Technology;
 Director, Dynalysis of Princeton

Paul G. Yovovich
 Private Investor

INVESTMENT ADVISER AND ADMINISTRATOR

Van Kampen Investment Advisory Corp.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

INVESTMENT SUB ADVISER

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

CUSTODIANS

The Chase Manhattan Bank
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 MetroTech Center
Brooklyn, New York 11245

OFFICERS

Dennis J. McDonnell
PRESIDENT

John L. Sullivan
VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

Curtis W. Morell
VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER

Peter W. Hegel
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Paul R. Wolkenberg
VICE PRESIDENT

Edward C. Wood III
VICE PRESIDENT

Tanya M. Loden
CONTROLLER

DIVIDEND DISBURSING AND TRANSFER AGENT

Van Kampen Investor Services Inc.
P.O. Box 418256
Kansas City, Missouri 64141

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
200 E. Randolph St.
Chicago, Illinois 60601

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FOR INFORMATION ON HOW TO INVEST, PLEASE CONTACT YOUR ACCOUNT REPRESENTATIVE OR
THE FUND AT (800) 341-2911.

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY PROSPECTUSES OF THE VAN KAMPEN FUNDS INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT FUNDS' INVESTMENT POLICIES, FEES, AND EXPENSES. PLEASE READ THE PROSPECTUSES CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

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NOTES:

            1 Parkview Plaza n P.O. Box 5555 n Oakbrook Terrace, IL
                         60181-5555 n www.vankampen.com

                                              -C- Van Kampen Funds Inc. 1999